MAST THERAPEUTICS, INC.

NYSE MKT: MSTX



Corporate Overview

April 3, 2013

Brian M. Culley, CEO

Forward-Looking Statements

This presentation includes forward-looking statements about our business prospects, financial position, and development of MST-188 for therapeutic use in humans. Any statement that is not a statement of historical fact should be considered a forward-looking statement. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Actual events or performance may differ materially from our expectations indicated by these forward-looking statements due to a number of factors, including, but not limited to, results of our pending and future clinical studies, the timeline for clinical and manufacturing activities and regulatory approval; our dependency on third parties to conduct our clinical studies and manufacture our clinical trial material; our ability to raise additional capital, as needed; our ability to establish and protect proprietary rights related to MST-188; and other risks and uncertainties more fully described in our press releases and our filings with the SEC, including our annual report on Form 10-K for the period ended December 31, 2012.

We caution you not to place undue reliance on any of these forward-looking statements, which speak only as of the date of this presentation. We do not intend to update any forward-looking statement included in this presentation to reflect events or circumstances arising after the date of the presentation, except as may be required by law.

Corporate Restart

"From the brink of liquidation in 2009 to the most clinically-advanced new drug in SCD in 2013."

2009
- Minimal business operations
- 2 employees, $1.5M working capital

2010
- Appoint new CEO and COO
- Raise ~$60 million
- Restructure BOD

2011
- Acquire SynthRx (MST-188)
- Appoint new SVP, Development

2012
- Appoint new CMO
- Engage CROs and manufacturers

2013
- Initiate phase 3 EPIC study
- Rename as "Mast Therapeutics"

Corporate Overview

- **Developing MST-188 for "microcirculatory insufficiency"**

- **Initially focused on rare/orphan diseases**
  - Sickle Cell Disease
  - Acute Limb Ischemia

- **Planned expansion into larger markets**
  - Resuscitation Following Major Hemorrhage
  - Acute Decompensated Heart Failure
  - Transfusion (Storage Lesion)
  - Acute Ischemic Cerebrovascular Infarction (Stroke)

- **Recruiting subjects in pivotal phase 3 study in SCD**
  - Most clinically-advanced new molecular entity in development

MST-188 Overview



API Structure:	$HO - (CH_2CH_2O)_{80} - (CH_2\underset{\displaystyle CH_3}{\underset{\vert}{C}}HO)_{27} - (CH_2CH_2O)_{80} - H$
Drug Product:	**Formulated as a clear, citrate-buffered solution**
CMC:	**Large polymeric molecule (8,500 Daltons) manufactured by chemical synthesis and proprietary purification process**
Administration:	**24-48h IV in acute-care settings (hospital, ICU, specialized out-patient)**

MST-188 Mechanism of Action

Hydrophobic core binds to hydrophobic domains in circulation
(e.g., damaged cell membranes, acute phase reactant proteins)

No Affinity for Healthy Cell Membranes



Adheres to Damaged Cell Membranes



MST-188 Pharmacodynamics

Single mechanism with four pharmacodynamic effects addresses multiple pathophysiologic processes

MST-188

Cytoprotective
Restores membranes; allows cells time to heal

Hemorheologic
Inhibits cell aggregation; improves blood flow

Anti-Inflammatory
Arrests inflammatory cascade at the outset

Anti-Thrombotic/ Pro-Fibrinolytic
Reduces thrombosis; improves vessel patency

The MST-188 Pipeline


Preclinical
Phase 1
Phase 2
Phase 3
2013
Sickle Cell Disease (orphan)
Acute Limb Ischemia (orphan)
Resuscitation following Major Trauma*
Acute Decompensated Heart Failure
Transfusion (storage lesion)
2014
Stroke

* Development contingent on U.S. government funding/other collaborator

Sickle Cell Disease

(vaso-occlusive crisis)

Overview

- **An inherited genetic disorder and orphan disease**
  - Characterized by "sickling" of erythrocytes (red blood cells, RBCs)

- **Hallmark is recurring episodes of extreme pain ("crisis")**
  - Typically last 4 to 5 days, but may last a week or longer
  - Patients "suffer at home" until pain requires IV analgesia (hospital visit)

- **Significant unmet need**
  - Average age of death ~40 years
  - No approved agents to shorten duration or severity of crisis

- **Substantial interest from Big Pharma**
  - Pfizer: $395 million* for phase 2 investigational drug (Oct 2011)
  - Novartis: $650 million* for phase 2 investigational drug (Sep 2012)

* Reported deal value

Pathophysiology: impaired blood flow

Early stages: adhesion of circulating blood products to endothelial cells

MST-188: anti-inflammatory activity reduces adhesion of molecules to endothelium



Vaso-occlusion: RBCs cannot traverse occlusion to deliver oxygen to tissues (ischemia/infarction)

MST-188: rheologic activity reduces RBC aggregation, lowers viscosity, improves RBC deformability

MST-188: improves blood flow

Improvement in microvascular blood flow in SCD patients in crisis following treatment with MST-188



2.0
1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0
Velocity (mm/sec)
(P = 0.00003)
Before Infusion (Crisis Baseline)
2-Hours After Loading Infusion
7-Hours After Loading Infusion
MST-188
Placebo

Red cell velocity (mm/s) measured by video microscopy in nine sickle cell patients with vaso-occlusive crisis.

Source: J. Investig. Med. 2004;52(6):402-8

Completed Phase 2 Study in SCD

Improvement in various endpoints in SCD patients in crisis following treatment with MST-188*

	Subjects who received ≥ 24h infusion (n=45)		
	MST-188*	Placebo	Improvement
Duration of Crisis	60h	88h	32% shorter
Duration of Hospitalization	5 days	7 days	2 days shorter
Total Analgesic Use	49mg	169mg	71% less
Parenteral Analgesic Use	40mg	150mg	73% less

Source: Blood, September 1, 1997 – Vol 90, No. 5

* 1st generation (non-purified) formulation

Completed Phase 2 Study in SCD

Reduction in duration of hospitalization in SCD patients (n=41) with acute chest syndrome following treatment with MST-188

Duration of Hospitalization (days)



14
12
10
8
6
4
2
0
12.8
Adults
(>20y)
7.2
6.3
9.9
Children
(<20y)
7.9
4.1
NEJM 2000
Standard of care
(n=120)
MST-188
Lo Dose (40-60 mg/kg/hr)
(n=10)
MST-188
Hi Dose (100-120 mg/kg/hr)
NEJM 2000
Standard of care
(n=109)
MST-188
Lo Dose (40-60mg/kg/hr)
(n=20)
MST-188
Hi Dose (100-120mg/kg/hr)
(n=7)

Source: Data on file

Completed Phase 3 Study in SCD
(Primary and Post-Hoc Analyses)

Improvement in duration of crisis in SCD patients in crisis following treatment with MST-188

Group	MST-188	Placebo	*P* Value
All treated patients (n=249)	132 hours	140 hours	0.07
Patients <16 years old (n=73)	127 hours	149 hours	0.01

Source: JAMA, November 17, 2001 – Vol 286, No. 17

Completed Phase 3 Study in SCD
(Primary and Post-Hoc Analyses)

Improvement in duration of crisis in SCD patients in crisis following treatment with MST-188

Group	MST-188	Placebo	*P* Value
All treated patients (n=249)	132 hours	140 hours	0.07
Patients <16 years old (n=73)	127 hours	149 hours	0.01

Original trial statistical plan required 350 patients. Reduced by almost 30% by prior sponsor (capital constraints).

Source: JAMA, November 17, 2001 – Vol 286, No. 17

Completed Phase 3 Study in SCD
(Post-Hoc Analysis)

Proportion of Patients <16 Years Remaining in Crisis Over Time (n=73)



P = 0.007
Observation was stopped at 168hr. Many patients had not reached endpoint.
MST-188
Placebo
Distribution Function
Hours After Randomization
1.2
1
0.8
0.6
0.4
0.2
0
0
20
40
60
80
100
120
140
160
180

Source: JAMA, November 17, 2001 – Vol 286, No. 17

Completed Phase 3 Study in SCD
(Post-Hoc Analysis)

Proportion of Patients Achieving Crisis Resolution within 168 Hours

Group	MST-188	Placebo	*P* Value
All treated patients (n=249)	51.6%	36.6%	0.02
Patients <16 years old (n=73)	62.2%	27.8%	0.01

Source: JAMA, November 17, 2001 – Vol 286, No. 17

Lessons Learned

- Simplify endpoint to minimize protocol violations and missing ("left-censored") data
- Follow subjects until hospital discharge to avoid truncated ("right- censored") data
- Avoid subjective endpoints, which increase variability
- Standardize pain management practices across study sites
- Increase homogeneity in terms of cumulative disease burden (chronic pain)
- Control duration of crisis ("suffering at home") prior to randomization
- Limit SCD genotypes

Pivotal Phase 3 Trial (EPIC)
Evaluation of Purified 188 In Children

- **Study Design**
  - Randomized, two-arm, double-blind, placebo controlled
  - 388 patients ages 8-17 from ~40 centers in the U.S.
  - 90% power
- **Primary endpoint**
  - Duration of crisis
  - Time from randomization to last dose of parenteral opioid
- **Secondary endpoints**
  - Re-hospitalization rate (for vaso-occlusive crisis) within 14 days
  - Acute chest syndrome within 120 hours of randomization
- **Initiated: January 2013**
- **Expected Completion (enrollment): 2015**

Acute Limb Ischemia

Arterial Disease

- A progressive circulatory problem in which obstructed arteries reduce blood flow to tissue
  - Thrombolytic agents (tPA) used to treat acute complications
  - Significant morbidity and mortality



Acute ischemic cerebrovascular infarction
(stroke)
Acute Myocardial Infarction
(heart attack)
Peripheral Arterial Disease
Intermittent Claudication
Critical Limb Ischemia
Acute Limb Ischemia

Arterial Disease

- A progressive circulatory problem in which obstructed arteries reduce blood flow to tissue
  - Thrombolytic agents (tPA) used to treat acute complications
  - Significant morbidity and mortality



Acute ischemic cerebrovascular infarction
(stroke)
Acute Myocardial Infarction
(heart attack)
Peripheral Arterial Disease
▪ Intermittent Claudication
▪ Critical Limb Ischemia
▪ Acute Limb Ischemia
Development Strategy
▪ Develop initially in ALI
▪ Expand into larger markets

MST-188 Improved tPA Effectiveness

Animals randomized to tPA (duteplase) (n = 10) or tPA + MST-188* (n = 10)



Time to Reperfusion
Minutes
0
10
20
30
40
50
60
P < 0.04
Time to Reocclusion
Minutes
0
10
20
30
40
50
60
70
P < 0.04
MST-188*
tPA

Source: Data on file
* 1st generation (non-purified) formulation

Planned Phase 2 Study

- **Generate Clinical Proof-of-Concept Data**
  - Biomarkers
  - Clinical outcomes
  - Protocol under development

- **Study Concept**
  - Design: randomized, double-blind, active-controlled
  - Population: Rutherford Class 2A / 2B and catheter-directed thrombolysis
  - Arms: tPA vs. tPA + MST-188
  - Sample Size: ~60 subjects
  - Evaluate multiple doses

- **Timing**
  - Initiation: late 2013/early 2014
  - Enrollment: 15 - 18 months

Resuscitation Following Major Trauma

MST-188 Improved Survival in Numerous Experimental Models

- MST-188* studied in 5 controlled models of hemorrhagic shock / resuscitation by 4 different investigator groups
- Consistently improved survival (reproducibility across studies)

Resuscitation (2011) (DARPA-funded)	MST-188 (n=7)	Control (n=16)	*P* value
Median Survival Time (min) (95% CI)	161 (80 - 180)	55.8 (36.5 - 86)	0.0186

Shock (2009)	MST-188 + Hextend	Hextend	*P* value
Survival time from onset of hemorrhage (min) (n=10/arm)	589±99	289±37	0.002

Sources: Resuscitation 82 (2011) 1453-1459, SHOCK, Vol 32, No. 4, pp. 442-450, 2009

*Some studies evaluated 1st generation (non-purified) formulation

MAST THERAPEUTICS, INC.

Planned Phase 2 Study & Funding

- Generate Clinical Proof-of-Concept Data
- Study Protocol (complete)
  - Design: randomized, double-blind, controlled
  - Population: admitted to ICU for resuscitation following major torso trauma
  - Arms: Standard resuscitation protocol (SRP) vs SRP + MST-188
  - Sample Size: ~60 subjects
  - Evaluate multiple doses
  - Enrollment: 18 - 24 months
- Collaboration with University of Florida
  - A leader in clinical research and trauma care
- U.S. Government Funding
  - MST-188 prior recipient of funding (DARPA)
  - Preparing / submitting new applications
  - Timeline: 9 - 12 months

Market Opportunities for MST-188

Therapeutic Area	U.S. Incidence (annual)	Ex-U.S.* Incidence (annual)
Sickle Cell Disease (vaso-occlusive crisis)	~100,000 hospitalizations	~70,000 hospitalizations
Peripheral Arterial Disease (thrombolysis)**	500,000 to 600,000	1.6 to 2.0 million
Resuscitation following Major Trauma	1.0 million	2.9 to 3.3 million
Acute Decompensated Heart Failure	1.0 million	3.1 to 4.1 million
Transfusion	4.5 million	20 to 22 million
Stroke	800,000	2.4 million

* Includes developed countries
**Includes all end-stage PAD (i.e. ALI, CLI, DVT and other thrombotic diseases)

MST-188 Exclusivity

Multiple Barriers to Entry

Marketing Exclusivity	➢ SCD: orphan drug designation in U.S. and EU ➢ ALI: orphan drug designation expected in U.S. and EU
Patents	➢ Filed applications cover: ▪ proprietary purification process ▪ methods of using poloxamers ▪ use of poloxamers in combination therapy ➢ Additional applications in-process
Trade Secrets	➢ Macromolecules difficult to characterize ("biosimilars") ➢ Non-patented / non-published manufacturing steps ➢ Proprietary specifications (in-take; in-process; release) ➢ Evaluating proprietary analytical standards / bioassays

Financial Overview

- Cash/investments at 12/31/12: ~$36.5 million
- 46.3 million shares outstanding
  - Warrants for 16.5 million shares (10.6 million @ $1.10)
- Average daily volume (3 mo): ~384,000*
- No debt
- Opportunities for U.S. government funding
- Evaluating ex-U.S. partnerships to fund U.S. development

*As of April 1, 2013

Recent and Upcoming Events

✔	Initiate Phase 3 Study in SCD
✔	Identify development plans outside SCD
✔	Secure orphan designation for MST-188 for SCD in EU
✔	Engage ex-U.S. partnering advisor
✔	Initiate tQT/QTc Study
	Submit Applications for U.S. government funding for Phase 2 Study in Major Trauma
	Request "rare pediatric disease" designation for SCD
	Request Orphan Drug Designation for MST-188 for ALI in U.S.
	Initiate Nonclinical Proof-of-Concept Study in Heart Failure
	Report Data from tQT/QTc Study
	File New Patent Applications
	Open ex-U.S. Clinical Sites (EPIC)
	Initiate mBF Sub-study
	Initiate Phase 2 Study in ALI

Investment Highlights

- **Balanced Pipeline**
  - Mitigates corporate-level development risk
  - Multiple partnering opportunities
- **Staged Development Strategy**
  - Initial focus on rare diseases; planned expansion into larger markets
- **Late-Stage Program in Sickle Cell Disease**
  - Only company with NME in phase 3 development
  - Increase in Big Pharma dealmaking activity
- **Non-Dilutive Financing Opportunities**
  - U.S. government funding
  - Ex-U.S. partnerships to fund U.S. development
- **Attractive Valuation**
  - Market capitalization: $34 million*

*Based on closing price of $0.73 on 3/28/2013

MAST THERAPEUTICS, INC.

(NYSE MKT: MSTX)